UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

     Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events

On August 6, 2019, SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant"), and its subsidiaries SPAR Marketing Force, Inc., a Nevada corporation ("SMF"), and SPAR Assembly & Installation, Inc., f/k/a SPAR National Assembly Services, Inc., a Nevada corporation ("SAI", and collectively with SGRP and SMF, the "SGRP Parties"), submitted in the SBS Chapter 11 Case (as defined below) in the U.S. District for Nevada their Compromise and Settlement Agreement with SPAR Business Services, Inc., a Nevada corporation formerly known as SPAR Marketing Services, Inc., debtor and debtor-in-possession ("SBS"), and SBS, LLC, a Nevada limited liability company "SBS LLC" and together with SBS, the "SBS Parties"). SGRP and its subsidiaries may be referred to as the "Company" and file reports on a consolidated basis with the Securities and Exchange Commission ("SEC").

On August 6, 2019, with the support of (among others, the Clothier and Rodgers plaintiffs and the Company, the Court approved the Settlement Agreement and the SBS Reorganization pursuant to the SBS Plan (as all such terms are defined below).

Background: Recent Actions of the Majority Stockholders and their Control Group

The co-founders of SGRP, Mr. Robert G. Brown and Mr. William H. Bartels, are significant stockholders of SGRP. Mr. Brown was Chairman and an officer and director of SGRP through May 3, 2018 (when he retired), and Mr. Bartels is Vice Chairman and a director and officer of SGRP.  Together Mr. Brown and Mr. Bartels (the "Majority Stockholders") beneficially own, as a group, a total of approximately 57.6% (or 12.0 million shares) of SGRP''s common stock (the "SGRP Common Stock"). On June 1, 2018, June 29, 2018, July 5, 2018, August 6, 2018 and January 25, 2019, the Majority Stockholders each filed an amended Schedule 13D with the SEC, in which they each acknowledged that they "may be deemed to comprise a ''group'' within the meaning of [the Securities Exchange Act of 1934]" and "may act in concert with respect to certain matters", including various listed items. See Note 8 to the Company's Consolidated Financial Statements - Commitments and Contingencies -- Related Parties and Related Party Litigation and SBS Bankruptcy, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019.

The Company executes its domestic field services through the services of field merchandising, auditing, assembly and other field personnel (each a "Field Specialist"), substantially all of whom are provided to the Company and engaged by independent third parties and located, scheduled, deployed and administered domestically through the services of local, regional, district and other personnel (each a "Field Administrator"), and substantially all of the Field Administrators are in turn employed and supplied by other independent third parties. The Company believes that high quality Field Administrator performances are essential to the effective delivery and performance of their services by the Field Specialists.

SBS provided the services of Field Specialists from time to time to the SMF and SAI, and SBS is an affiliate of and related party to the Company, but SBS is not under the control of or part of the consolidated Company and has not provided services or been a vendor to the Company Parties since August 2018 (when SBS' termination by the Company took effect).  SBS is an affiliate of and a related party to the Company because it is owned by an entity owned and controlled by Robert G. Brown and prior to December 2018 was owned by Robert G. Brown and William H. Bartels.

SPAR Administrative Services, Inc. ("SAS"), provided under contract the services of Field Administrators from time to time to SMF and SAI, and SAS is an affiliate of and related party to the Company, but SAS is not under the control or part of the consolidated Company and has not provided services or been a vendor to the SGRP Parties since August 2018 (when SAS' termination by the Company took effect).  SAS is an affiliate of and a related party to the Company because it is owned by William H. Bartels and entities owned and controlled by family members of Robert G. Brown and prior to January 1, 2015, was owned by Robert G. Brown and William H. Bartels.

In terminating SBS and SAS and engaging a new independent vendor to provide the same services, the Company has saved approximately $900,000 per year. For services previously provided by SBS and SAS to SMF and SAI, see Note 5 to the Company's Consolidated Financial Statements - Related Party Transactions – Domestic Related Party Services, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019.

SBS Bankruptcy

The Company received no services from SBS after the Company's termination of SBS' services took effect in August 2018. Furthermore, even though SBS was solely responsible for its operations, methods and legal compliance, SBS continued to claim that the Company was somehow liable to reimburse SBS for its expenses in those proceedings. The Company does not believe there is any basis for such claims and would defend them vigorously. The Company anticipated that SBS would use every available means to attempt to collect reimbursement from the Company for the foreseeable future for all of its post-termination expense and other claims ("SBS Claims").

On November 23, 2018, SBS petitioned for bankruptcy protection under chapter 11 of the United States Bankruptcy Code in the U.S. District for Nevada (the "SBS Chapter 11 Case"), so the pre-petition claims of SBS' creditors then had to be made in the SBS Chapter 11 Case. See Note 8 to the Company's Consolidated Financial Statements - Commitments and Contingencies -- SBS Bankruptcy, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019.

Accordingly, the Company’s management ("Management") recommended, and the Audit Committee agreed, that it would be in the best interest of all stockholders of the Company to submit the SGRP and SMF claims against SBS in the SBS Chapter 11 Case in order to preserve their value (including as an offset against the SBS Claims), particularly since those claims against SBS exceed amounts potentially owed to SBS.

A review of SBS' previous filings in the SBS Chapter 11 Case shows that SBS has listed the Company as a contingent, unliquidated, disputed creditor, but in its most recently filed amended reorganization plan in the SBS Chapter 11 Case, SBS reflected an unspecified receivable in the amount of $300,000 due from the Company, which alleged claim was to be excluded from the assets available to creditors and retained by SBS to pursue after plan confirmation.

On March 18, 2019, the Company filed claims in the SBS Chapter 11 Case seeking reimbursement for $378,838 for SMF's funding of the Affinity Security Deposits and $12,963 for SMF's funding of the field payment checks that would have otherwise bounced, and $1,839,459 for indemnification of SGRP for the Clothier settlement (see below) and legal costs and an unspecified amount for indemnification of SGRP for the Hogan action (see Note 8 to the Company's Consolidated Financial Statements, Commitments and Contingencies - Legal Matters - SBS Clothier Litigation, below) in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019, and other to be discovered and identified claims (the "SGRP Claims").

Settlement Agreement

Management recommended, and the Audit Committee agreed, that it would be in the best interest of all stockholders to oppose SBS's proposed reorganization unless a reasonable settlement could be reached, and that any settlement should include a reasonable disposition of the SGRP Claims and mutual releases of all other claims. After extensive negotiation between the SBS Parties and the SGRP Parties, the SBS Parties and the SGRP Parties entered into the Compromise and Settlement Agreement dated as of July 26, 2019, and signed and released over the succeeding weekend (the "Settlement Agreement").

The Settlement Agreement provides for a mutual release of claims (including the SBS Claims and the SGRP Claims), except for the following:

(i)

Subject to plan confirmation, SBS will pay to the applicable SGRP Parties the SGRP Claims (before discount, $2,231,260) ) discounted to their pro rata share (among all creditors of the same class) of the New Value Contribution (after discount, est. $111,563) and of the Settlement Contribution in twenty-four (24) equal monthly amounts (after discount, , est. $61,370), starting January 2020 and without any interest (collectively, the "Discounted Claim Payments").

(ii)	SMF will pay to SBS the Proven Unpaid A/R upon its determination (as described below).

In the Settlement Agreement, the parties agreed to have Rehmann Robison, a financial and accounting services firm, independently determine, based on parameters set forth in the Settlement Agreement: (i) whether SMF paid all amounts for allowable reimbursable expenses (net of all applicable credits) that were properly invoiced to SMF and the amounts of allowable reimbursable expenses that (x) were paid to vendors for expenses by SBS in 2018 for allowable reimbursable expenses (net of all applicable credits) and not paid to SBS by SMF and (y) should have been invoiced but were not invoiced to SMF and (ii) the amount put into the SBS payroll accounts, including the payments for the amounts due to SBS for the independent contractors ("IC's") (which, following the 2017 methodology of the SBS controller, includes both the net amount to be paid by SBS to the IC's and the amount to be withheld by SBS from the payments to the IC's for workman's compensation and liability insurance), plus the mark-up of 2.9638% to SBS for 2018. Rehmann Robison will use the parameters identified in Schedule 3(c) [t]hereto. See Note 5 to the Company's Consolidated Financial Statements - Related Party Transactions – Domestic Related Party Services, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019. To the extent Rehmann Robison determines that any such net allowable reimbursable expenses were not paid and are still owed to SBS ("Proven Unpaid AR"), the parties will accept the determination of Rehmann Robison as final and binding.

In the Settlement Agreement, the SGRP Parties agreed to withdraw their opposition to the SBS reorganization and vote in favor of SBS' First Amended Chapter 11 Plan of Reorganization, as amended by the Settlement Agreement (the "SBS Plan").

The Company believes the financial impact of the Settlement Agreement is immaterial since the SGRP Claims already have been all expensed or reserved, and there can be no assurance that the Discounted Claim Payments will ever be received by the Company (particularly if the reorganized SBS business does not succeed). However, the Company believes that the mutual releases in the Settlement Agreement provide valuable relief from potential future claims and litigation by SBS respecting the Company's past involvement with SBS.

SBS Reorganization

The SBS Plan generally does not describe the intended business of how, or manner in which, SBS intends to operate after its reorganization (if approved) (the "SBS Reorganization"). Those descriptions are contained in various disclosure documents, the most recent of which is Robert G. Brown's sworn Declaration of Robert G. Brown In Support of Debtor's Brief In Support Of Confirmation Of First Amended Chapter 11 Plan Of Reorganization And Final Approval Of Accompanying Disclosure Statement; And Omnibus Reply To Objections dated July 29, 2019 (the "Declaration").

On August 6, 2019, with the support of (among others, the Clothier and Rodgers plaintiffs and the Company, the Court approved the Settlement Agreement and the SBS Reorganization pursuant to the SBS Plan.

In paragraphs 4 and 15 of his Declaration cited below, Robert G. Brown, under penalty of perjury, described key elements of his plan for the intended business of how, and manner in which, SBS intends to operate after the SBS Reorganization.

Potential Competition from and Confusion respecting SBS

"     4.     Business segment. SBS is a business to business company using Independent Contractors ("IC's"). The SBS services are referred to as merchandising and the IC's, merchandisers. SGRP was a customer of SBS obtaining clients (e.g., Client names omitted by the Company due to SGRP's confidentiality obligations to such Clients) and then SGRP subcontracted client work to SBS. SGRP as the customer was responsible for administrating the IC's (which they did through SPAR Administrative Services, Inc. ("SAS") instead of hiring their own employees), handling payroll, obtaining clients, providing working capital and recruiting merchandisers. SBS will continue to provide the services SBS offered to SGRP and SBS's customers will be responsible for what SGRP was responsible for."

The Declaration indicates that SBS' clients will provide their own Field Administrators to schedule and administer the SBS' Field Specialists, but does not specify who would provide the Field Administrators to SBS' clients if not internally provided by the client.  Internal provision by the ultimate clients of Field Administrators was not SBS' previous model and is not industry practice. The Company believes that SAS has had no Field Administrators since August 2018 and was not named by SBS as a possible supplier.  However, SAS is a member of Affinity Insurance Ltd. ("Affinity"), while SBS is not an Affinity member, and the Declaration implies that the necessary workers compensation and liability insurance will be provided by SBS through SAS and Affinity to SBS' Field Specialists, which may put the Affinity security deposit repayments owed to SMF by SAS at further risk.  See Note 5 to the Company's Consolidated Financial Statements - Related Party Transactions – Affinity Insurance, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019.

Assuming SBS is successful in its business model (as to which the Company expresses no opinion), SBS will likely be competing (at least in part) with the Company respecting (i) the provision of field merchandising services directly to the Company's clients and (ii) the provision of Field Specialists to competitors of the Company to use in the provision of field merchandising services in competition against the Company.

SBS has the unlimited right to use the SPAR name in the United States under a perpetual royalty free license, whether or not in competition with the Company. See Note 5 to the Company's Consolidated Financial Statements - Related Party Transactions – Other Related Party Transactions and Arrangements, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019.

Assuming SBS continues to use the SPAR name in its reorganized business (and the Company believes it will do so), there will be great potential for confusion with the services marketed and provided by the Company's domestic subsidiary "SPAR Marketing Force, Inc."  In at least 40 places in the Declaration, Mr. Brown implies a relationship with the SPAR Group (SGRP) or its people, know how or technology.  This potential for confusion will be even greater if any of SBS' directors are involved with SBS (see below) after its reorganization.

Potential Involvement of SGRP Directors in Reorganized SBS

15.     Management. In addition to me (who will work without compensation) SBS will work with experienced executives in IT, sales, field operations and administration for a share of profits and/or equity. These include Brown, Pat Franco, Bill Bartels, Peter Brown and the others with similar experience. Franco has over 30 years' experience in technology and merchandising. . . . Bartels is Vice Chairman and most senior sales person at SGRP responsible for over 70% of the current SGRP US revenue from clients and acquisitions. Bartels will help with the initial customer contacts while keeping the SGRP board fully apprised of his work and the work of SBS. Peter Brown worked for SPAR Administrative Service for a number of years and negotiated the acquisition of a subsidiary in Brazil for SGRP which is now SGRP's biggest international subsidiary. He is on the board of SPAR Brazil LLC, SGRP and Affinity insurance company. All management have agreed to work for equity or a share of the profits and PM AM is included in the budget.

In an email to William H. Bartels and Peter Brown, James R. Segreto, the Company's Chief Financial Officer, asked each of them if either would have any involvement with the reorganized SBS, as sworn by Robert G. Brown in the Declaration.

Bartels responded as follows:

•	I have no ownership in SBS or any related party.
•	I am not receiving and will not receive any salary, sales commission, or finder's fee from or share of sales, revenues or profits of SBS or any related party.
•	"I do not consider myself part of SBS "management team". "
•	"I don’t believe anything above is in conflict with the statements made by [Robert G.] Brown."
•	"In my view my potential involvement was supplying a list for initial customer."
•	"Being fully aware of my fiduciary responsibilities to SGRP I will always act in the best interest of all SGRP shareholders."

Peter Brown responded:

•	"I am not going to be attempting to represent the accuracy of Bob's statement in any way and will not respond to Jim at this time."
•	"I will serve all SGRP shareholders to the best of my ability."

Accordingly, the Company believes that Mr. Bartels does not intend to be directly involved with the reorganized SBS. It is unclear how much involvement his Company, SAS, will have with the reorganized SBS.

Peter Brown has not disclaimed any involvement with the reorganized SBS.

Outside counsel have advised that any involvement with SBS by any SGRP director may be a violation of Delaware law and SGRP's Ethics Code, could put SGRP at substantial risk for liability for future potential SBS litigation, and could possibly make SGRP a liability shield for SBS, which involvement they advised was very unlikely to benefit the Company and all its shareholders.

The order confirming the SBS Plan expressly preserves the Companies rights as follows: "The SGRP Stipulations do not seek Bankruptcy Court’s approval of, and the parties thereto have not agreed to, any direct or indirect waiver or violation of any applicable State or Federal Law or the governing documents, codes or policies of any entity party to the SGRP Stipulations."

In Summary:

The Company and certain other significant SBS creditors have settled and agreed to vote (and on August 6, 2019, voted) in favor of the SBS Plan to enable SBS to independently operate its reorganized business, but according to the SBS Plan and disclosure documents , none are taking any equity in SBS or providing any financing or credit to SBS.  A vote in favor of the SBS Plan was not a vote to support any of the SBS business plan specifics or to change or waive any of the governing documents or policies of SGRP or any other party.

SBS is not and will never be part of the Company, the Company will never in any way use or support (financially or otherwise) SBS' reorganized business, and the Company will caution its clients and others accordingly.

The Company believes SBS will continue to imply a connection either through use of the SPAR name and or common management or affiliations, potentially leading SBS' customers, Field Specialists, and governmental regulators to wrongly look to the Company to fulfill unsatisfied SBS liabilities.  This risk increases as SBS becomes more unsuccessful in its reorganized business (as to which the Company expresses no opinion).  The Company had been named in numerous prior proceedings involving SBS because of (among other things) the common use of the name "SPAR".  Although defensible on the merits (since there is no legal connection), correcting these matters could consume significant management time, working capital and other Company resources and negatively impact the Company's client relationships and business reputation.

Non-Settled Matters:

The Settlement Agreement and its releases are limited to the SBS matters described therein and subject to specific exclusions. Accordingly, there remain a number of unresolved claims and actions (each a "Non-Settled Matter") between the Company and SAS and SPAR Infotech, Inc. (including the lawsuit and other claims against the Company), and the claims, rights and liabilities of Robert G. Brown and William H Bartels respecting the Company. Please see Part II, Item IA - Risk Factors -Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Risk Factors - Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Note 9 to the Company's Condensed Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters, in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019, the Corporation's Current Report on Form 8-K as filed with the SEC on September 28, 2018, the Corporation's Current Report on Form 8-K as filed with the SEC on December 4, 2018.

Forward Looking Statements

This Current Report on Form 8-K and the Exhibits filed herewith (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Settlement, the SBS Plan or SBS Reorganization, any future litigation by or conflicts with SBS, SAS, Infotech, any other affiliate or any of the Majority Stockholders, the Company's failure to comply with any Nasdaq' Rule in the future, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1

Compromise and Settlement Agreement dated as of July 26, 2019 (the "Settlement Agreement"), among SPAR Group, Inc. ("SGRP"), and its subsidiaries SPAR Marketing Force, Inc., a Nevada corporation ("SMF"), and SPAR Assembly & Installation, Inc., f/k/a SPAR National Assembly Services, Inc., a Nevada corporation ("SAI", and collectively with SGRP and SMF, the "SGRP Parties"), and SPAR Business Services, Inc., a Nevada corporation formerly known as SPAR Marketing Services, Inc., debtor and debtor-in-possession ("SBS"), and SBS, LLC, a Nevada limited liability company "SBS LLC" and together with SBS, the "SBS Parties").

99.2	Debtor’s First Amended Chapter 11 Plan of Reorganization, as Modified and Approved (including the amendments contemplated by the Settlement Agreement, the "SBS Plan")

99.3

Robert G. Brown's sworn Declaration of Robert G. Brown In Support of Debtor's Brief In Support Of Confirmation Of First Amended Chapter 11 Plan Of Reorganization And Final Approval Of Accompanying Disclosure Statement; And Omnibus Reply To Objections dated July 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: August 6, 2019
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer